SEC 873 (1-99)
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 19, 2002
                                                -------------------------------

                               Register.com, Inc.
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           (Exact name of registrant as specified in its charter)


         Delaware                       0-29739                 11-3239091
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


575 8th Avenue, 8th Floor, New York, New York                    10018
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (212) 798-9100
                                                  -----------------------------


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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On November 19, 2002, Register.com, Inc. announced that Stanley Morten had been appointed as a member of the Board of Directors and the Audit Committee. Mr. Morten qualifies as "independent" under the Sarbanes-Oxley Act of 2002 and current and proposed Nasdaq Market Place Rules. In addition, Mr. Morten will serve as Chairman of the Board's Audit Committee.

     A press release dated November 19, 2002, concerning these announcements is incorporated by reference herein and is filed as Exhibit 99.1 to this report.



Item 7.  Financial Statements and Exhibits

                     (c)  Exhibits

                     99.1 Press Release dated November 19, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      REGISTER.COM, INC.
                                          -------------------------------------
                                                        (Registrant)


      November 19, 2002                   /s/ Jack S. Levy
----------------------------------        -------------------------------------
            Date                          Jack S. Levy, Vice President,
                                          General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit Number            Description
--------------            ------------

99.1                      Press Release dated November 19, 2002.





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